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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: March 23, 2004
                       ----------------------------------
                        (Date of earliest event reported)

                     CITIFINANCIAL MORTGAGE SECURITIES INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates Series 2004-1)
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               (Exact name of registrant as specified in charter)

Delaware                   333-31964, 333-109143                 52-2207681
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(State or other jurisdiction   (Commission File No.)   (I.R.S. Employer
     of organization)                                  Identification No.)

300 St. Paul Place, Baltimore, Maryland               21202
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(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (410) 332-3607

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(Former name, former address and former fiscal year, if changed since last report.)

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Item 5. Other Events.

                     CITIFINANCIAL MORTGAGE SECURITIES INC.
                 REMIC Pass-Through Certificates, Series 2004-1

         Attached as Exhibits I and II are the Collateral Term Sheets and Structural Term Sheets (each as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Citigroup Global Markets Inc. that are required to be filed pursuant to such letter.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CITIFINANCIAL MORTGAGE SECURITIES INC.
                                    (Registrant)

                                    By:  /s/ Michael J. Tarpley
                                       -------------------------
                                             Michael J. Tarpley
                                             Assistant Secretary

Dated: March 23, 2004

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